SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: February 5, 2003


                               Semtech Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       1-6395                 95-2119684
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)        Identification No.)


200 Flynn Road
Camarillo, California                                            93012-8790
(Address of Principal Executive Offices)                         (Zip Code)



                                 (805) 498-2111
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.
         ------------

     The Registrant issued the press release, filed as Exhibit 99.1 hereto, on February 5, 2003

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


Exhibit Number           Description of Document
--------------           -----------------------

99.1                     Press Release of the Registrant dated February 5, 2003.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 5, 2003                      SEMTECH CORPORATON



                                            By:   /s/   David G. Franz, Jr
                                               ------------------------------
                                               David G. Franz, Jr.
                                               Chief Financial Officer




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                          INDEX TO EXHIBITS



Exhibit Number            Description of Document
--------------            -----------------------

99.1                      Press Release of the Registrant dated February 5, 2003






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                                                                  Exhibit 99.1


                   Semtech CEO to Make Investor Presentation;
            Fourth Quarter Results Within Previously Announced Range

     CAMARILLO, Calif.--(BUSINESS WIRE)--Feb. 5, 2003--Semtech Corporation (Nasdaq:SMTC) today announced that Jack Poe, Semtech Corporation's Chairman and Chief Executive Officer, will be making an investor presentation at 11:15 a.m. PT on Tuesday, February 11, 2003, at the Banc of America Securities' 2003 Technology Conference in San Francisco, California.

     The investor presentation will be broadcast live and available at the following location on the Internet. A replay will be available until February 28, 2003.

     http://www.veracast.com/webcasts/bas/tech-2003/id49106443.cfm

     Fourth Quarter Update

     Semtech announced that net sales for the fourth quarter of fiscal year 2003 that ended January 26, 2003 were approximately $44.5 million; earnings at this revenue level should be within the guidance of 9 to 11 cents. Semtech previously estimated that net sales for the fourth quarter would be in the range of $43.0 to $45.0 million and that earnings per diluted share would be approximately 9 to 11 cents. The Company plans to announce complete fourth quarter results on Tuesday, February 25, 2003, after the close of market.

     About Semtech

     Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors used in a wide range of computer, industrial and communication applications. Semtech has been publicly traded since 1967 and is listed on the Nasdaq National Market under the symbol SMTC.

     Safe Harbor Provision

     Statements contained in this release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including projections and forecasts for revenue and gross margin, involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include worldwide economic conditions, the timing and duration of semiconductor market upturns or downturns, demand for personal computers, cellular phones and automated test equipment, demand for semiconductor devices in general, competitors' actions, relations with large strategic customers and suppliers, manufacturing costs and yields, demand for the Company's products in particular, and risks associated with the businesses of major customers. Other factors that may cause actual results to differ from the forward-looking statements contained in this press release and that may affect the Company's prospects in general are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect subsequent events or changed assumptions or circumstances.

    CONTACT: Semtech Corporation
             John Baumann, 805/480-2010 (Investor Relations)